                                                                      Exhibit 21

SUBSIDIARIES OF REGISTRANT

HOME PROPERTIES, INC. OWNS INTEREST IN:                      STATE OF
                                                             FORMATION
Home Properties, L.P.                                        New York
Home Properties Trust                                        Maryland
HME/Fairways at Village Green                                New York
Home Properties I, LLC                                       New York
Home Properties II, LLC                                      New York
Home Properties Bari Manor, Inc.                             Maryland
Home Properties Brittany Place, Inc.                         Maryland
Home Properties/Fairways at Village Green                    New York
Home Properties Fentil, Inc.                                 Maryland
Home Properties Fenland Field, LLC                           New York
Home Properties Florida Management, Inc.                     Florida
Home Properties Hudson View, Inc.                            Maryland
Home Properties Sherwood, Inc.                               Maryland
Home Properties Southern Meadows, Inc.                       Maryland
Home Properties Sparta Green, Inc.                           Maryland

HOME PROPERTIES, L.P. OWNS AN INTEREST IN:
CORPORATIONS:                                                STATE OF
                                                             FORMATION
Home Properties Resident Services, Inc.
 (formerly Conifer Realty Corporation)                       Maryland
Hampton Village Property Owners Association, Inc.            Florida

PARTNERSHIPS:                                                STATE OF
                                                             FORMATION
HME/Fairways at Village Green Partnership                    New York
HP BC Limited Partnership                                    New York
Home Properties Bittersweet, LP                              New York
HP Knolls I Associates, L.P.                                 New York
HP Knolls II Associates, L.P.                                New York
Home Properties/Fairways at Village Green                    New York
Home Properties Gateway Village Limited Partnership          Maryland
Home Properties Holiday Square, L.P.                         New York
Home Properties Marshfield, L.P.                             New York
Home Properties Shakespeare Park Limited Partnership         Maryland
Home Properties Woodleaf, L.P.                               Delaware
Huntington Associates LP                                     New York
Monica Place Associates                                      New York
Sherry Lake Associates                                       New York
St. Paul Genesee Associates                                  New York
Valley Park South Partnership                                New York

LIMITED LIABILITY COMPANIES:                                 STATE OF
                                                             FORMATION
Arsenal Street Fee Holding, LLC                              New York
Arsenal Street Leasehold Holding, LLC                        New York
Barrington Gardens, LLC                                      New Jersey
Carriage Hill Venture, L.L.C.                                Michigan
Carriage Park Associates, L.L.C.                             Michigan
Century Investors, LLC                                       New York
Cherry Hill Club, LLC                                        Michigan
Cherry Hill Village Venture, L.L.C.                          Michigan
The Colony of Home Properties, LLC                           New York
Curren Terrace, L.L.C.                                       New York
Deerfield Woods Home Properties LLC                          Michigan
Dunedin, LLC                                                 Indiana
Dunedin I, LLC                                               Indiana
Dunedin II, LLC                                              Indiana
Hackensack Gardens Apartments, LLC                           New Jersey
Hampton Lakes Associates, LLC                                Florida
Hampton Lakes II Associates, LLC                             Florida
Hampton Place Joint Venture, LLC                             Florida
Home Properties 1600 Elmwood, LLC                            New York
Home Properties Apple Hill, LLC                              New York
Home Properties Bari Manor, LLC                              New York
Home Properties Bayberry Place, LLC                          New York
Home Properties Bayview Colonial, LLC                        New York
Home Properties Blackhawk, LLC                               New York
Home Properties Bonnie Ridge LLC                             Maryland
Home Properties Braddock Lee, LLC                            New York
Home Properties Brittany Place, LLC                          Maryland
Home Properties Broadlawn, LLC                               New York
Home Properties Brook Hill, LLC                              New York
Home Properties Brooke, LLC                                  New York
Home Properties Cambridge Village, LLC                       New York
Home Properties Channel Townhomes, LLC                       Maryland
Home Properties Canterbury No. 1, LLC                        Maryland
Home Properties Canterbury No. 2, LLC                        Maryland
Home Properties Canterbury No. 3, LLC                        Maryland
Home Properties Canterbury No. 4, LLC                        Maryland
Home Properties Chaparossa, LLC                              New York
Home Properties Carriage Hill, LLC                           New York
Home Properties Castle Club, LLC                             New York
Home Properties Chatham Hill, LLC                            New York
Home Properties Cider Mill, LLC                              Maryland
Home Properties Cinnamon Run I, LLC                          Maryland
Home Properties Cinnamon Run II, LLC                         Maryland
Home Properties Colonies, LLC                                New York
Home Properties Cornwall Park, LLC                           New York
Home Properties Country Village LLC                          Maryland
Home Properties Courtyard Village, LLC                       New York
Home Properties Cove Townhomes, LLC                          Maryland
Home Properties Cypress Place LLC                            New York
Home Properties Delaware, LLC                                Delaware
Home Properties of Devon, LLC                                New York
Home Properties East Winds, LLC                              New York
Home Properties Elmwood Terrace, LLC                         Maryland
Home Properties Emerson Square, LLC                          New York
Home Properties Fairmount, LLC                               New York
Home Properties Fairview Apartments, LLC                     New York
Home Properties Falcon Crest Townhouses, LLC                 Maryland
Home Properties Falkland Chase, LLC                          Delaware
Home Properties Gardencrest, LLC                             New York
Home Properties Golf Club, LLC                               New York
Home Properties Hampton Court, LLC                           New York
Home Properties Harborside Manor, LLC                        New York
Home Properties Hauppauge, LLC                               New York
Home Properties Hawthorne, LLC                               New York
Home Properties Heights MA, LLC                              New York
Home Properties Heritage Square, LLC                         New York
Home Properties Heritage Woods, LLC                          Maryland
Home Properties Highland House, LLC                          New York
Home Properties Hudson View, LLC                             New York
Home Properties Kensington, LLC                              New York
Home Properties Lake Grove, LLC                              New York
Home Properties Lakeshore, LLC                               New York
Home Properties Lakeview, LLC                                New York
Home Properties Liberty Commons, LLC                         New York
Home Properties Liberty Place, LLC                           New York
Home Properties Lighthouse Townhomes, LLC                    Maryland
Home Properties Manor, LLC                                   New York
Home Properties Mansion House, LLC                           New York
Home Properties Maple Lane I, LLC                            New York
Home Properties Maple Lane II, LLC                           New York
Home Properties Maryland, LLC                                Maryland
Home Properties Maryland II, LLC                             Maryland
Home Properties Maryland III, LLC                            Maryland
Home Properties Maryland IV, LLC                             Maryland
Home Properties Maryland V, LLC                              Maryland
Home Properties Maryland VI, LLC                             Maryland
Home Properties Maryland VII, LLC                            Maryland
Home Properties Maryland VIII, LLC                           Maryland
Home Properties Maryland IX, LLC                             Maryland
Home Properties Maryland XI, LLC                             Maryland
Home Properties Maryland XII, LLC                            Maryland
Home Properties Maryland XIII, LLC                           Maryland
Home Properties Maryland XIV, LLC                            Maryland
Home Properties Maryland XV, LLC                             Maryland
Home Properties Maryland XVI, LLC                            Maryland
Home Properties Maryland XVII, LLC                           Maryland
Home Properties Maryland XVIII, LLC                          Maryland
Home Properties Meadows, LLC                                 New York
Home Properties Meadows MA, LLC                              New York
Home Properties Michigan Management, LLC                     Michigan
Home Properties Mid-Island, LLC                              New York
Home Properties Morningside Heights LLC                      Maryland
Home Properties Morningside North, LLC                       Maryland
Home Properties Morningside Six, LLC                         Maryland
Home Properties Mount Vernon, LLC                            Virginia
omen Properties Muncy, LLC                                   New York
Home Properties of Newark, LLC                               Maryland
Home Properties North Plainfield, LLC                        New York
Home Properties Orleans Village, LLC                         New York
Home Properties Owings Run, LLC                              Maryland
Home Properties Owings Run 2, LLC                            Maryland
Home Properties Paradise Lane, LLC                           New York
Home Properties Patricia Gardens, LLC                        New York
Home Properties Pearl Street, LLC                            New York
Home Properties Peppertree I, LLC                            Maryland
Home Properties Peppertree II, LLC                           Maryland
Home Properties Peppertree III, LLC                          Maryland
Home Properties Perinton Manor, LLC                          New York
Home Properties Pleasure Bay, LLC                            New York
Home Properties Racquet Club East, LLC                       New York
Home Properties Regency Club, LLC                            New York
Home Properties Ridgeview Chase, LLC                         Maryland
Home Properties Sandalwood, LLC                              New York
Home Properties Sayville, LLC                                New York
Home Properties Selford Townhouses, LLC                      Maryland
Home Properties Seminary Hills, LLC                          Virginia
Home Properties Seminary Towers, LLC                         Virginia
Home Properties Sherry Lake, LLC                             New York
Home Properties Sherwood, LLC                                New York
Home Properties Sherwood Gardens, LLC                        New York
Home Properties South Bay Manor, LLC                         New York
Home Properties Southern Meadows, LLC                        New York
Home Properties Sparta Green, LLC                            New York
Home Properties Springwells, LLC                             Michigan
Home Properties Stoughton, LLC                               New York
Home Properties Stratford Greens, LLC                        New York
Home Properties Sunset Gardens, LLC                          New York
Home Properties Sycamores, LLC                               New York
Home Properties Tamarron, LLC                                Maryland
Home Properties Timbercroft I, LLC                           Maryland
Home Properties Timbercroft III, LLC                         Maryland
Home Properties Topfield, LLC                                Maryland
Home Properties Trexler Park, LLC                            New York
Home Properties Trexler Park West, LLC                       New York
Home Properties Village Square, LLC                          Maryland
Home Properties Virginia Village, LLC                        Virginia
Home Properties Wellington Trace Apartments, LLC             Maryland
Home Properties Westminster Place, LLC                       New York
Home Properties Westwood Village, LLC                        New York
Home Properties William Henry, LLC                           New York
Home Properties William Henry II, LLC                        New York
Home Properties William Henry III, LLC                       New York
Home Properties Windsor, LLC                                 New York
Home Properties WMF I, LLC                                   New York
Home Properties Woodholme Manor, LLC                         Maryland
Home Properties Woodmont Village, LLC                        New York
Home Properties Yorkshire Village, LLC                       New York
Macomb Apartments Home Properties LLC                        Michigan
Parkview Gardens, LLC                                        New York
Royal Gardens Associates LLC                                 New York
Springwells Park, LLC                                        Michigan
Sullivan Forts Holding, LLC                                  New York
West Genesee Street Holding, LLC                             New York
Woodgate Place Associates LLC                                New York